THE
PARKSTONE
ADVANTAGE




                             [PHOTO APPEARS HERE]



Semi-Annual Report
   June 30, 1997
 Not FDIC Insured

================================================================================


Table of Contents
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1997


Message From Your Chairman..................................................   2
Message From Your Investment Adviser........................................   2
Portfolio Performance Discussion............................................   4
Statements of Assets and Liabilities........................................   9
Statements of Operations....................................................  10
Statements of Changes in Net Assets.........................................  11
Schedules of Portfolio Investments..........................................  13
Notes to Financial Statements...............................................  22
Financial Highlights........................................................  27

================================================================================


Message From Your Chairman and Investment Adviser
-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                      June 30, 1997



Dear Shareholders:

We're pleased to report that the six months ended June 30, 1997, was a period of strong growth for the financial markets, and for the Parkstone Advantage Fund. Over the course of the six-month period ended June 30, 1997, the Dow Jones Industrial Average gained over 1225 points. While bonds attracted less attention and generated less excitement than stocks, they, too, posted posi-tive returns for the period.

Much of this activity was fueled by investors who continued to invest in mu-tual funds at record levels. During the first half of 1997 alone, net assets under management in the Parkstone Advantage Funds grew by $10.4 million from
78.9 million to $89.3 million, an increase of 13.2%. Moreover, at the end of March, assets under management by First of America Investment Corporation to-taled some $14.3 billion dollars.

TURNING TO THE MARKETS . . .

After climbing relentlessly higher for two years, stocks took a dive in March and April. Consensus opinion was that a substantial correction had begun. With economic growth numbers so strong, the Federal Reserve had just raised inter-est rates. Moreover, the expectation was that, somewhat like 1994, they would continue to do so until the economy softened, and perhaps, to investors' way of thinking, a recession ensued. But those glum feelings didn't last. Like a phoenix rising from the ashes, the stock market went on to hit new all-time record highs day after day throughout the second quarter of 1997.

In short, the market took a licking and kept right on ticking. Why? First and foremost, after the 1/4% increase in March, the Federal Reserve reassessed its position and has not moved since. This is most unusual for Alan Greenspan and crew. But they have good reasons. Economic growth cooled from 5.9% in the first quarter to a more moderate 2%-3% in the second. News on the inflation front is also very good--the core Consumer Price Index rate of inflation for the 12 months ending in May is now just 2.5%.

ABOUT AS GOOD AS IT GETS

Low inflation, declining interest rates, increasing corporate profits--why shouldn't the stock market celebrate? Indeed, as things currently stand, cor-porate profits have been substantially underestimated by the market. Not only have companies failed to disappoint, they have, week after week, surprised virtually everyone in the marketplace.

The bond market, too, has taken notice of strong corporate profits and the es-sentially benign inflation environment. One year ago, 30-year Treasury bonds were yielding 7.2%. Last week they yielded 6.63%. With the Federal deficit es-timated to have continued to shrink to a level of under $100 billion--in fact, perhaps as low as $50 billion in the current fiscal year--there may be room for long-term and short-term interest rates to decline further. (Historically, business cycles do not stop of their own accord, but tend to be subdued by higher interest rates induced by the Federal Reserve and/or by some unforeseen external event such as war or other cataclysmic event.) As a result, after several years of fluctuating in response to every rumor, statistic and eco-nomic bulletin, the bond markets experienced a relatively tranquil first half of the year.

CAN IT GET BETTER?

All right, profits look good, inflation looks good, and stock market prices have never been better. In fact, they are somewhat overvalued, aren't they? Yes, from a fundamental perspective, things are a little scary. Dividend yields are too low. Price/earnings ratios are hitting historic highs--and you would think that, at some point, they will have to return to more realistic ranges. Ah, that's the key--you would think.

There are times in stock market cycles when the dominant force is market psy-chology, and, at the moment, psychology looks great. But, beware; it can shift quickly, or it can buoy a market for years. During the entire decade of the Sixties, the S&P 500 traded at a price/earnings ratio of between 15 and 20 times earnings. The entire decade--not six days, six months or six years, but the entire decade!

HOW HIGH IS TOO HIGH?

The common denominator between then and now is a low inflation rate. During the early Sixties, as measured by the Consumer Price Index, inflation was 4.5%. By

================================================================================

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1997


the mid to late Sixties, it was 3% or less. The conclusion is, although the stock market may be near the higher end of historic valuations, it is not un-precedented. With the current level of inflation and interest rates, this valu-ation could continue for some time. Of course, there could be a nasty 10% to 15% market correction at any time, but there won't be a calamity unless senti-ment shifts dramatically.

So how high could the market go? Some pundits think we've seen the high. Others project the Dow at 10,000 by the middle of 1998, and 18,000 by 2005. The truth of the matter is, no one really knows. But one thing we all do know is that market sentiment can shift on a dime--for reasons big or very, very small.

IN CLOSING . . .

In the pages that follow, you will find a detailed discussion of the perfor-mance of each of The Parkstone Advantage Funds during the six months ended June 30, 1997. We urge you to read this material closely.

Finally, we thank you for your continued confidence in us. We look forward to providing you with superior investment management and to serving your needs now and in the years ahead. As always, if you have any questions or require any as-sistance, please don't hesitate to call us at 1-800-451-8377.

Sincerely,

/s/ John B. Rapp
John B. Rapp
Chairman
The Parkstone Advantage Fund
July 25, 1997


/s/ Richard A. Wolf, CFA
Richard A. Wolf, CFA
President and Chief Investment Officer
First of America Investment Corporation

================================================================================


Portfolio Performance Discussion
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1997


MID CAPITALIZATION FUND

While the Dow average gained almost 1000 points during the six months ended June 30, 1997, the advance was a relatively narrow one. As they have for some time, investors continued to favor larger capitalization stocks--and often-times, only the very biggest and best known of those. Moreover, investor senti-ment also shifted away from growth stocks to value. As a result, many sound mid-cap and small-cap growth stocks were overlooked--and left behind.

Even in this environment, however, the quality of several of the Fund holdings won over investors. In the first half of '97 alone, Baan (2.0% of the portfo-lio's assets), a company involved in enterprise resource planning systems, soared 98%. McAfee rose 43%, and Tellabs climbed 48% over the same period. Overall, however, the six months ended June 30, 1997, were frustrating ones as mid-cap and small- cap companies labored in the shadow of the large- caps. For the period, the Fund posted a return of 2.95% versus a return of 12.99% for the S&P Mid-Cap 400, the industry benchmark.

OPPORTUNITIES ABOUND

Overlooked by investors as they stampeded to large-cap stocks over the past year, small- and mid-cap stocks are now offering investors very real value. In fact, in comparison to the blue chips, they can even be considered cheap. Obvi-ously, there is the possibility that the larger stocks will experience a cor-rection in the coming months--which would bring these stocks more in line with the rest of the market.

But there is an equally strong possibility that we will see small- and mid-cap stocks start to catch up with larger stocks. Given the valuations of the blue chips, we believe it's only a matter of time before investors move to capital-ize on many of the truly astounding bargains now available in other sectors of the marketplace.

As of June 30, 1997, the top five holdings in the Fund's portfolio were HEALTHSOUTH (3.6% of the Fund's assets), Service Corp. (3.2%), Hospitality Franchise Systems, Inc. (3.1%), McAfee Associates (2.8%) and Sunamerica (2.8%).*
-------
* The portfolio's composition is subject to change.

                             [GRAPH APPEARS HERE]

                        Return on a $10,000 Investment
                                (9/93 to 6/97)

                     Mid Capitalization Fund           S&P Mid Cap 400 Index
9/23/93                              $10,000                         $10,000
   6/94                                8,900                           9,517
   6/95                               11,010                          11,644
   6/96                               14,150                          14,157
   6/97                               15,030                          17,459

Average Annual Total Return
    As of June 30, 1997
---------------------------
      Since Inception
         (9/23/93)
           11.41%
---------------------------
         One Year
           6.22%
---------------------------

The Fund's performance is compared to the Standard & Poor's Mid-Cap 400 Index to reflect the Fund's focus on the mid-cap sector of the U.S. stock market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Advantage Mid Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less then the original cost.

================================================================================

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1997


SMALL CAPITALIZATION FUND/+/

Very simply, the six months ended June 30, 1997, were frustrating ones for small-cap growth investors. The market roared to record highs--but gains were concentrated in a handful of the largest companies. And while all other sectors of the market were left behind in the stampede, the small-cap sector was tram-pled. Moreover, despite their fundamental strength and solid prospects, small-cap growth stocks fared the worst, as what attention investors paid to the sec-tor focused on value-oriented companies.

Invested primarily in growth-oriented small-cap stocks, the Fund's performance was impacted by this shift in market sentiment. For the six months ended June 30, 1997, the Fund posted a total return of -4.07% versus a return of 10.20% for the Russell 2000, which is heavily weighted in value-oriented small-cap stocks.

LOOKING TOWARD THE FUTURE

Regardless of market sentiment, the prospects for the small-cap growth sector are very bright indeed. Out of the market's spotlight for almost two years, these companies have continued to plug away--many growing at a rate as high as 35% a year. Their balance sheets are strong. Their long-term prospects are sol-id. Yet, many have seen their stock prices fall, or even plummet.

Consequently, valuations in the small-cap growth sector, in comparison to the large-caps, are now very, very cheap. Attractive opportunities abound in indus-tries across the market, from health care and technology to financial services and entertainment companies. In the months ahead, as the economy slows and in-vestors' infatuation with large-cap issues fades, we expect investors will re-alize this and return to the sector, seeking growth.

As of June 30, 1997, the top five holdings in the Fund's portfolio were Sanmina (3.3% of the Fund's assets), Dura Pharmaceuticals (3.3%), Omnicare (3.1%), Con-cord EFS (2.8%) and Regal Cinemas (2.4%).*
-------
*   The portfolio's composition is subject to change.
/+/ Small-cap funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.

                             [GRAPH APPEARS HERE]

                        Return on a $10,000 Investment
                                (9/93 to 6/97)

                             Small Capitalization Fund     Russell 2000 Index
9/23/93                                        $10,000                $10,000
   6/94                                          9,320                  9,601
   6/95                                         13,410                 11,528
   6/96                                         20,260                 14,282
   6/97                                         19,542                 16,613

Average Annual Total Return
    As of June 30, 1997
---------------------------
      Since Inception
         (9/23/93)
          19.43%
---------------------------
         One Year
          -3.55%
---------------------------

The Fund's performance is compared to the Russell 2000 Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Advantage Small Capitalization Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less then the original cost.

================================================================================
Portfolio Performance Discussion, continued
-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                      June 30, 1997


INTERNATIONAL DISCOVERY FUND/+/

Few markets worldwide could compete with the U.S stock market as it continued the longest and strongest bull run in its history. Nonetheless, the six months ended June 30, 1997, were very profitable ones for international investors. Moreover, to the surprise of nearly everyone, the Japanese market proved to be the best performing major market in U.S. dollars in the second quarter of 1997. With approximately 24% of its assets invested in Japan, the Fund bene-fited handsomely from the rebound.

Investments in Continental Europe also made solid contributions to performance as economic activity--helped by the low-interest-rate, low-inflation environ-ment--continued to pick up. While smaller markets throughout the Pacific Basin region produced mixed results, activity in any one market was not dramatic enough to impact performance one way or another. Consequently, for the six months ended June 30, 1997, the Fund posted a return of 10.92% versus its benchmark, the EAFE (Morgan Stanley Capital International Europe, Australia and Far East) Index, which posted a return of 11.21% for the same period.

PROSPECTS WORLDWIDE ARE BRIGHT

Overshadowed by the fantastic performance of the U.S. stock market, markets worldwide have made solid progress over the past year. In Europe, the driving force behind stocks has been the prospect of economic union. To be eligible to join the union, countries have had to implement fiscal and monetary policies that have led to a low-interest-rate, low-inflationary environment. Whether the union will materialize or not is still problematic--nonetheless, the fi-nancial markets on the Continent are beginning to experience some of the bene-fits of a united Europe.

Also in the news during the period was the British handover of Hong Kong to China. Clearly, this has created a good deal of uncertainty in the Pacific Ba-sin markets. But, the success of Hong Kong has not been lost on the Chinese people, or on the Chinese government. We strongly believe that Hong Kong will have a much greater influence on China than China does on Hong Kong. Early in the next century, we expect China to become one of the economic powerhouses of the world--and to offer investors truly enormous growth potential.

As of June 30, 1997, the Fund was widely diversified, with 89 holdings in 25 different markets. Approximately 42% of the portfolio's assets were invested in Continental Europe, 24% in Japan, 9% in the United Kingdom, 8% in Latin America, 4% in Canada and 11% in other smaller markets around the world.

As of the same date, the Fund's top five holdings were Rohm (2.5% of the port-folio's assets), Takeda Chemical (2.5%), Telebras-Spons (2.2%), TDK Corp. (2.2%) and Oce-Van Der Grinten (2.0%).*
-------
*   The portfolio's composition is subject to change.
/+/ International investing involves increased risk and volatility.

                             [GRAPH APPEARS HERE]

                        Return on a $10,000 Investment
                                (9/93 to 6/97)

                        International Discovery Fund          MSCI EAFE Index
9/23/93                                      $10,000                  $10,000
   6/94                                       10,250                   10,994
   6/95                                       10,290                   11,208
   6/96                                       11,690                   12,735
   6/97                                       13,557                   14,411

Average Annual Total Return
    As of June 30, 1997
---------------------------
      Since Inception
         (9/23/93)
           8.40%
---------------------------
         One Year
          15.97%
---------------------------

The Fund's performance is compared to the Morgan Stanley Capital International Europe, Australia and Far East (EAFE) Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Advantage International Discovery Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less then the original cost.

================================================================================

-------------------------------------------------------------------------------
The Parkstone Advantage Fund                                      June 30, 1997


BOND FUND

The six months ended June 30, 1997, were relatively quiet in the fixed-income markets. Growth over the course of the period was stronger than anticipated, but inflation pressures remained benign. Moreover, the Federal Reserve's move to increase rates modestly in early spring quickly stamped out any sparks that might have been threatening to ignite. Rates spurted higher briefly, then gradually fell back as the economy showed signs of softening as the period drew to a close.

Rather than attempting to chase rates and call each turn, we focused on yield enhancement instead of on price appreciation. Also, the average maturity of the portfolio was maintained at a level slightly under the industry average. Given the strength of corporate balance sheets, corporate bonds were strong performers throughout the period, and the Fund benefited from its heavy weighting in the sector. Mortgage-backed securities also made a solid contri-bution to performance. As a result, for the six months ended June 30, 1997, the Fund performed in line with its benchmark, the Salomon Brothers Broad In-dex, and produced a total return of 2.32%.

SUNNY SKIES, FEW CLOUDS

Barring a major disruption in the economy, we expect the environment in the fixed-income markets to continue to be relatively calm over the next several months. While the rate of corporate profit growth may decline, in balance sheets are in the best shape they've been for years. News from markets outside the United States is good, too. Finally, the market is now beginning to recog-nize and adjust for the possibility that Federal borrowing needs may decline, the budget deficit does actually shrink in the months ahead, opening the door for lower rates. And, with the surprise element taken out of the equation, the result is likely to be simply a firmer market for government bonds in the fu-ture.

As of June 30, 1997, approximately 37% of the Fund's assets were invested in corporate bonds, 14% in mortgage-backed and asset-backed securities, 23% in U.S. Treasuries, with the remainder invested in agency-backed securities and cash & cash equivalents. As of the same date, the average credit quality of the portfolio was Aaa; the average maturity, 9.5 years.*
-------
* The portfolio's composition is subject to change.

                             [GRAPH APPEARS HERE]

                        Return on a $10,000 Investment
                                (9/93 to 6/97)

                           Bond Fund        Salomon Brothers Broad Index
9/23/93                      $10,000                             $10,000
   6/94                        9,470                               9,628
   6/95                       10,462                              10,836
   6/96                       10,793                              11,375
   6/97                       11,487                              12,304

 Average Annual Total Return
    As of June 30, 1997
---------------------------
      Since Inception
         (9/23/93)
           3.74%
---------------------------
         One Year
           6.43%
---------------------------

The Fund's performance is compared to the Salomon Brothers Broad Index, which represents the performance of the overall bond market. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Parkstone Advantage Bond Fund reflects the deduction of fees for these value-added services. Past performance is not predictive of future results. The total return of the Fund does not reflect the effect of any insurance charges or the annual maintenance fee. Such charges and expenses would reduce the performance quoted. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original cost.

================================================================================

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1997


PRIME OBLIGATIONS FUND/+/

Stronger than expected economic growth caused investors to keep a wary watch on inflation numbers during the six months ended June 30, 1997. But, contrary to historical precedent, increased economic activity did not increase inflationary pressures. Nevertheless, the Federal Reserve hiked interest rates 1/4% in the first quarter. Whatever inflation anxiety lingered in the marketplace was ef-fectively doused. As a result, while some sectors of the market were more ac-tive than others, the overall environment was relatively stable.

Clearly, much of investors' apprehensiveness regarding inflation has dissipated in recent months as growth has weakened slightly. In fact, there is growing sentiment in the marketplace for a lowering of rates. But, Federal Reserve ac-tion has always trailed rather than led the markets, so a dramatic change in this direction seems somewhat unlikely in the very near term. Nonetheless, with the economy softening and inflation anxieties disappearing, minus a major change in the environment, rates may drift lower of their own accord in the months ahead.

Yet, given the economy's strength over the past two years, we expect to ap-proach the marketplace cautiously in the weeks prior to the Federal Reserve's August meeting. Maturities have been lengthened slightly. At the same time, we have maintained the flexibility to respond quickly to any surprise the economy might offer, or to increase rates by the Federal Reserve.

As of June 30, 1997, approximately 52.4% of the Fund's assets were invested in commercial paper, with the remainder invested in overnight securities. The av-erage maturity of the Fund's holdings was 60 days.*
-------
*   The portfolio's composition is subject to change.
/+/ An investment in the Funds is neither insured nor guaranteed by the U.S.
    Government. Yields will fluctuate, and there can be no assurance that the Funds will be able to maintain a stable net asset value of $1.00 per share.

================================================================================

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1997
                                                                     (Unaudited)

                             PRIME                      MID           SMALL      INTERNATIONAL
                          OBLIGATIONS    BOND      CAPITALIZATION CAPITALIZATION   DISCOVERY
                             FUND        FUND          FUND            FUND          FUND
                          ----------- -----------  -------------- -------------- -------------
ASSETS:
Total Investments, at
 value (Total cost
 $2,093,681;
 $10,362,275;
 $24,043,919;
 $20,823,646; and
 $15,232,056,
 respectively)..........  $2,093,681  $10,403,557   $27,837,428    $27,204,780    $20,228,461
Repurchase agreements,
 at cost................   1,324,000          --            --             --             --
                          ----------  -----------   -----------    -----------    -----------
Total Investments.......   3,417,681   10,403,557    27,837,428     27,204,780     20,228,461
Cash....................         240          --            469            313          1,485
Interest and dividends
 receivable.............       1,590      141,987        10,536          6,527         30,584
Reclaim receivable......         --           --            --             --           8,927
Receivable from brokers
 for investments sold...         --           --         68,254         71,297        123,058
Unamortized organization
 costs..................       3,308        2,972         2,356          2,356          1,579
Prepaid expenses and
 other assets...........       4,953        1,016         4,017          6,177          8,878
                          ----------  -----------   -----------    -----------    -----------
Total Assets............   3,427,772   10,549,532    27,923,060     27,291,450     20,402,972
                          ----------  -----------   -----------    -----------    -----------
LIABILITIES:
Dividends payable.......       9,532          --            --             --             --
Payable for investments
 purchased..............         --           --            --         136,180         45,626
Payable for foreign
 exchange loss..........         --           --            --             --             215
Other Payables..........         --           --            --             --           3,323
Cash overdraft..........         --         9,247           --             --             --
Accrued expenses and
 other payables:
  Investment advisory
   fees.................          37          214           764            731            696
  Administration fees...         557        1,716         4,461          4,237          3,277
  Custodian fees........         --            14           --             --          18,587
  Accounting and
   transfer agent fees..       7,752        7,752         7,752          7,752         11,858
  Legal and audit fees..         --         2,744           836            --           7,005
  Registration and
   filing fees..........         --         1,701           --             --           1,828
  Trustees' fees........         --           510           820            729          2,289
  Printing fees.........       1,156        3,986         7,512          8,040          6,035
  Other.................          73        1,344         1,130            137            180
                          ----------  -----------   -----------    -----------    -----------
Total Liabilities.......      19,107       29,228        23,275        157,806        100,919
                          ----------  -----------   -----------    -----------    -----------
NET ASSETS:
Capital.................   3,408,633   10,040,326    21,319,561     21,581,016     15,789,725
Undistributed net
 investment income
 (loss).................         --       690,306       (88,832)      (135,371)       (24,225)
Net unrealized
 appreciation from
 investments and
 translation of assets
 and liabilities in
 foreign currencies.....         --        41,282     3,793,509      6,381,134      4,994,865
Accumulated
 undistributed net
 realized gain (loss)
 from investment and
 foreign currency
 transactions...........          32     (251,610)    2,875,547       (693,135)      (458,312)
                          ----------  -----------   -----------    -----------    -----------
Net Assets..............  $3,408,665  $10,520,304   $27,899,785    $27,133,644    $20,302,053
                          ==========  ===========   ===========    ===========    ===========
Outstanding units of
 beneficial interest
 (shares)...............   3,408,633      995,357     1,856,232      1,554,037      1,502,932
                          ==========  ===========   ===========    ===========    ===========
Net asset value--
 redemption price per
 share..................  $     1.00  $     10.57   $     15.03    $     17.46    $     13.51
                          ==========  ===========   ===========    ===========    ===========


See notes to financial statements.

================================================================================


Statements of Operations
--------------------------------------------------------------------------------
The Parkstone Advantage Fund        For the Six Month Period Ended June 30, 1997
                                                                     (Unaudited)

                                                           MID           SMALL      INTERNATIONAL
                          PRIME OBLIGATIONS   BOND    CAPITALIZATION CAPITALIZATION   DISCOVERY
                                FUND          FUND         FUND           FUND          FUND
                          ----------------- --------  -------------- -------------- -------------
INVESTMENT INCOME:
Interest income.........       $86,359      $333,385    $      --      $     --      $      --
Dividend income.........         8,251           959        99,365        40,956        167,395
Foreign tax withholding.           --            --           (325)          --         (11,134)
                               -------      --------    ----------     ---------     ----------
  Total Income..........        94,610       334,344        99,040        40,956        156,261
                               -------      --------    ----------     ---------     ----------
EXPENSES:
Investment advisory
 fees...................         6,902        37,160       124,466       114,758        112,414
Administration fees.....         3,451        10,043        24,894        22,952         17,986
Custodian and accounting
 fees...................         4,824         6,442         7,672         7,835         19,298
Legal and audit fees....         7,785         3,913        13,140        13,760          9,150
Organization costs......           683         1,019         1,635         1,634          1,437
Registration and filing
 fees...................            64            90           308           629            171
Trustees' fees and
 expenses...............         1,959         1,117         2,897         2,815          1,332
Transfer agent fees.....         6,930         6,930         6,930         6,930          6,930
Printing costs..........         1,422         1,632         5,849         4,878          3,293
Other...................            52            60            81           136            441
                               -------      --------    ----------     ---------     ----------
  Total Expenses........        34,072        68,406       187,872       176,327        172,452
                               -------      --------    ----------     ---------     ----------
Net Investment Income
 (loss).................        60,538       265,938       (88,832)     (135,371)       (16,191)
                               -------      --------    ----------     ---------     ----------
REALIZED/UNREALIZED GAIN
(LOSS) FROM INVESTMENTS:
Net realized gain (loss)
 from investment
 transactions and
 foreign currency
 transactions...........            32       (35,802)   (1,132,697)     (839,302)       (99,419)
Net change in unrealized
 appreciation
 (depreciation) from
 investments and
 translation of assets
 and liabilites in
 foreign currencies.....           --          2,609     2,088,255       359,933      2,071,039
                               -------      --------    ----------     ---------     ----------
Net realized/unrealized
 gain (loss) from
 investments............            32       (33,193)      955,558      (479,369)     1,971,620
                               -------      --------    ----------     ---------     ----------
Change in net assets
 resulting from
 operations.............       $60,570      $232,745    $  866,726     $(614,740)    $1,955,429
                               =======      ========    ==========     =========     ==========


See notes to financial statements.

================================================================================


Statements of Changes in Net Assets
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                           PRIME OBLIGATIONS FUND             BOND FUND           MID CAPITALIZATION FUND
                          --------------------------  -------------------------- --------------------------
                           SIX MONTH                   SIX MONTH                  SIX MONTH
                          PERIOD ENDED   YEAR ENDED   PERIOD ENDED   YEAR ENDED  PERIOD ENDED   YEAR ENDED
                            JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,   JUNE 30,    DECEMBER 31,
                              1997          1996          1997          1996         1997          1996
                          ------------  ------------  ------------  ------------ ------------  ------------
FROM INVESTMENT
ACTIVITIES:               (UNAUDITED)                 (UNAUDITED)                (UNAUDITED)
OPERATIONS:
 Net investment income
  (loss)................  $    60,538   $   183,779   $   265,938    $  426,491  $   (88,832)  $  (145,500)
 Net realized gain
  (loss) from investment
  transactions..........           32           --        (35,802)      (42,409)  (1,132,697)    4,807,708
 Net change in
  unrealized
  appreciation
  (depreciation) from
  investments...........          --            --          2,609      (172,949)   2,088,255    (1,870,062)
                          -----------   -----------   -----------    ----------  -----------   -----------
Change in net assets re-
 sulting from
 operations.............       60,570       183,779       232,745       211,133      866,726     2,792,146
                          -----------   -----------   -----------    ----------  -----------   -----------
DISTRIBUTIONS TO
SHAREHOLDERS:
 From net investment
  income................      (60,538)     (183,779)          --       (284,420)         --            --
                          -----------   -----------   -----------    ----------  -----------   -----------
Change in net assets
 from shareholder
 distributions..........      (60,538)     (183,779)          --       (284,420)         --            --
                          -----------   -----------   -----------    ----------  -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued................    1,369,281     5,468,338     1,234,903     3,655,094    4,738,211     8,192,553
 Dividends reinvested...       65,309       189,429           --        284,420          --            --
 Cost of shares
  redeemed..............   (1,605,160)   (5,023,478)     (701,774)     (870,038)  (1,745,740)   (1,921,241)
                          -----------   -----------   -----------    ----------  -----------   -----------
Change in net assets
 from shares
 transactions...........     (170,570)      634,289       533,129     3,069,476    2,992,471     6,271,312
                          -----------   -----------   -----------    ----------  -----------   -----------
Change in net assets....     (170,538)      634,289       765,874     2,996,189    3,859,197     9,063,458
NET ASSETS:
 Beginning of period....    3,579,203     2,944,914     9,754,430     6,758,241   24,040,588    14,977,130
                          -----------   -----------   -----------    ----------  -----------   -----------
 End of period..........  $ 3,408,665   $ 3,579,203   $10,520,304    $9,754,430  $27,899,785   $24,040,588
                          ===========   ===========   ===========    ==========  ===========   ===========


See notes to financial statements.

================================================================================

--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                       SMALL                   INTERNATIONAL
                                CAPITALIZATION FUND           DISCOVERY FUND
                             --------------------------  --------------------------
                              SIX MONTH                   SIX MONTH
                             PERIOD ENDED   YEAR ENDED   PERIOD ENDED   YEAR ENDED
                               JUNE 30,    DECEMBER 31,    JUNE 30,    DECEMBER 31,
                                 1997          1996          1997          1996
                             ------------  ------------  ------------  ------------
FROM INVESTMENT ACTIVITIES:  (UNAUDITED)                 (UNAUDITED)
OPERATIONS:
 Net investment
  income(loss)............   $  (135,371)  $  (201,060)  $   (16,191)  $   (48,967)
 Net realized gain (loss)
  from investment
  transactions and foreign
  currency transactions...      (839,302)    2,859,204       (99,419)      328,532
 Net change in unrealized
  appreciation
  (depreciation) from
  investments and
  traslation of assets and
  liabilities in foreign
  currencies..............       359,933     1,792,987     2,071,039     1,720,693
                             -----------   -----------   -----------   -----------
Change in net assets
 resulting from
 operations...............      (614,740)    4,451,131     1,955,429     2,000,258
                             -----------   -----------   -----------   -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 In excess of net
  investment income.......           --            --            --        (52,625)
 From net realized gains
  from investment
  transactions............           --     (2,544,355)          --            --
                             -----------   -----------   -----------   -----------
Change in net assets from
 shareholder
 distributions............           --     (2,544,355)          --        (52,625)
                             -----------   -----------   -----------   -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
  issued..................     4,842,403     8,508,014     2,904,249     4,585,372
 Dividends reinvested.....           --      2,544,355           --         52,625
 Cost of shares redeemed..    (1,589,243)   (1,736,482)   (1,558,372)   (1,230,083)
                             -----------   -----------   -----------   -----------
Change in net assets from
 shares transactions......     3,253,160     9,315,887     1,345,877     3,407,914
                             -----------   -----------   -----------   -----------
Change in net assets......     2,638,420    11,222,663     3,301,306     5,355,547
                             -----------   -----------   -----------   -----------
NET ASSETS:
 Beginning of period......    24,495,224    13,272,561    17,000,747    11,645,200
                             -----------   -----------   -----------   -----------
 End of period............   $27,133,644   $24,495,224   $20,302,053   $17,000,747
                             ===========   ===========   ===========   ===========


See notes to financial statements.

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                      JUNE 30, 1997
Prime Obligations Fund                                              (UNAUDITED)


  Principal                        Security                         Amortized
   Amount                         Description                         Cost
------------    -----------------------------------------------   --------------
Commercial Paper (52.4%):
Electric Utility (2.9%):
     100,000    Electricite De France, 5.37%, 7/22/97..........   $     99,687
                                                                  --------------
Financial & Brokerage (2.9%):
     100,000    Merrill Lynch, 5.67%, 11/4/97..................         98,016
                                                                  --------------
Financial & Insurance (17.5%):
     100,000    General Electric Capital Corp., 5.57%, 7/9/97..         99,876
     100,000    Great Western Life, 5.64%, 7/21/97.............         99,687
     100,000    International Lease, 5.65%, 8/6/97.............         99,435
     100,000    SAFECO Credit, 5.60%, 8/4/97...................         99,471
     100,000    Texas Agricultural Finance, 5.65%, 9/10/97.....         98,886
     100,000    Toshiba Finance, 5.72%, 8/8/97.................         99,396
                                                                  -------------
                                                                       596,751
                                                                  -------------
Foreign Banking & Financial Services (14.6%):
     100,000    ABN Amro, 5.36%, 7/21/97.......................         99,702
     100,000    Australian Wheat Board, 5.60%, 7/29/97.........         99,565
     100,000    Eksportfinans, 5.38%, 7/7/97...................         99,910
     100,000    Nordbanken, 5.67%, 10/1/97.....................         98,551
     100,000    Svenska Handlesbanken, 5.40%, 7/23/97..........         99,670
                                                                  -------------
                                                                       497,398
                                                                  -------------
Governments (Foreign) (8.7%):
     100,000    Cades, 5.45%, 10/3/97..........................         98,590
     100,000    Province Of British Columbia, 5.43%, 9/4/97....         99,020
     100,000    Province Of Quebec, 5.72%, 10/15/97............         98,336
                                                                  -------------
                                                                       295,946
                                                                  -------------
Trading (5.8%):
     100,000    Goldman Sachs, 5.62%, 10/7/97..................         98,470
     100,000    Mitsui & Co., 5.75%, 8/12/97...................         99,329
                                                                  -------------
                                                                       197,799
                                                                  -------------
   Total Commercial Paper                                            1,785,597
                                                                  -------------
Investment Companies (9.0%):
     154,359    Federated Prime Money Market...................        154,359
     153,725    Provident Fund Money Market....................        153,725
                                                                  -------------
   Total Investment Companies                                          308,084
                                                                  -------------
Repurchase Agreements (38.9%):
     662,000    Goldman Sachs, 6.14%, 7/1/97, dated 6/30/97
                   (Collateralized by $705,810 Federal Home
                   Loan Mortgage Corp., 6.55%, 8/15/22, market
                   value--$671,705)............................        662,000
     662,000    Nomura Securities, 6.10%, 7/1/97, dated
                   6/30/97 (Collateralized by $690,000 Federal
                   Home Loan Mortgage Corp., 5.875%, 12/13/00,
                   market value--$676,433).....................        662,000
                                                                  -------------
   Total Repurchase Agreements                                       1,324,000
                                                                  -------------
   Total Investments (100.3%) (Cost--$3,417,681)(a)               $  3,417,681
                                                                  =============

--------------
Percentages indicated are based on net assets of $3,408,665.

(a) Cost for federal income tax and financial reporting purposes are the same.


See notes to financial statements.

                                                                            ----
                                                                             13
                                                                            ----

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                       JUNE 30, 1997
Bond Fund                                                            (UNAUDITED)


  Shares or
  Principal                        Security                          Market
   Amount                        Description                         Value
 ----------     ----------------------------------------------   -------------
Asset Backed Bonds (12.5%):
Credit Cards (1.4%):
     150,000    Sears Credit Account Master Trust, 6.50%,
                   10/15/03...................................   $      152,115
                                                                 --------------
Financial Services (11.1%):
     300,000    Banc One Auto Grantor Trust, 6.27%, 11/20/03..          299,862
     315,000    Discover Card Master Trust, 6.05%, 8/18/08....          296,957
     325,000    Fleet Capital Trust II, 7.92%, 12/11/26.......          322,156
     100,000    Greentree Financial Corp., 6.90%, 4/15/19.....          100,937
      53,349    Greentree Financial Corp., 5.90%, 1/15/21.....           53,443
      92,514    Structured Asset Securities Co., 7.50%,
                   8/25/26....................................           92,514
                                                                 --------------
                                                                      1,165,869
                                                                 --------------
   Total Asset Backed Bonds                                           1,317,984
                                                                 --------------
Collateralized Mortgage Obligations (1.2%):
     130,509    Lehman FHA - Title I Loan Trust, 6.78%,
                   3/25/08....................................          130,825
                                                                 --------------
   Total Collateralized Mortgage Obligations                            130,825
                                                                 --------------
Corporate Bonds (36.8%):
Automotive Finance (5.0%):
     250,000    Ford Motor Credit, 7.50%, 6/15/04.............          257,813
     275,000    General Motors Acceptance Corp., 5.70%, 2/9/99          272,250
                                                                 --------------
                                                                        530,063
                                                                 --------------
Banking (3.1%):
     325,000    Swiss Bank Corp., 7.38%, 6/15/17..............          322,563
                                                                 --------------
Consumer Goods And Services (1.9%):
     200,000    Nike, Inc., 6.38%, 12/1/03....................          194,750
                                                                 --------------
Finance (2.1%):
     225,000    Associates Corp., 6.75%, 7/15/01..............          225,000
                                                                 --------------
Financial Services (13.5%):
     285,000    Chase Capital II, 6.36%, 2/1/27...............          277,878
     250,000    Cit Group Holdings, 6.25%, 3/22/99............          250,000
     125,000    General Electric Capital Corp., 7.62%, 5/8/00.          128,594
     190,000    John Deere Capital, 6.00%, 2/1/99.............          189,288
     275,000    Salomon, Inc., 7.20%, 2/1/04..................          275,000
     300,000    USF & G Capital II, 8.47%, 1/10/27............          303,000
                                                                 --------------
                                                                      1,423,760
                                                                 --------------
Governments(Foreign) (5.0%):
     240,000    Province Of Ontario, 7.38%, 1/27/03...........          246,600
     250,000    Quebec Province, 13.00%, 10/1/13..............          279,688
                                                                 --------------
                                                                        526,288
                                                                 --------------
Healthcare (2.4%):
     250,000    Allegiance Corp., 7.00%, 10/15/26.............          250,313
                                                                 --------------
Industrial Goods And Services (2.4%):
     250,000    Honeywell, Inc., 6.75%, 3/15/02...............          249,375
                                                                 --------------
Transportation & Shipping (1.4%):
     150,000    Norfolk Southern Corp., 6.95%, 5/1/02.........          150,750
                                                                 --------------

   Total Corporate Bonds                                              3,872,862
                                                                 --------------
U.S. Government Agencies (21.1%):
Federal National Mortgage Assoc.
     325,000    7.55%, 3/27/07  ..............................          328,773
     300,000    8.00%, 2/25/21  ..............................          309,797
     163,526    8.00%, 11/1/23 , Pool #190251.................          167,767

Government National Mortgage Assoc.
     228,582    6.50%, 9/15/23  ..............................          219,562
     385,154    7.00%, 12/15/23 , Pool #780406................          379,996
     806,781    7.50%, 8/15/25 , Pool # 780213................          812,241
                                                                 --------------
   Total U.S. Government Agencies                                     2,218,136
                                                                 --------------
U.S. Treasury Notes (23.3%):
     250,000    5.63%, 1/31/98................................          249,978
      90,000    5.13%, 2/28/98................................           89,664
     200,000    6.38%, 4/30/99................................          200,980
     150,000    5.63%, 11/30/00...............................          146,880
   1,015,000    6.50%, 8/31/01................................        1,019,374
     350,000    6.63%, 5/15/07................................          352,636
     405,000    6.50%, 11/15/26...............................          387,851
                                                                 --------------
   Total U.S. Treasury Notes                                          2,447,363
                                                                 --------------
Investment Companies (4.0%):
     266,387    Federated Prime Money Market..................          266,387
     150,000    Provident Fund Money Market...................          150,000
                                                                 --------------
   Total Investment Companies                                           416,387
                                                                 --------------
   Total Investments (98.9%) (Cost--$10,362,275)(a)               $  10,403,557
                                                                 ==============

------------------
Percentages indicated are based on net assets of $10,520,304.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securitites as follows:

       Unrealized appreciation ............................  $   78,317
       Unrealized depreciation ............................     (37,035)

                                                             -----------
        Net unrealized appreciation .......................  $   41,282
                                                             ===========

See notes to financial statements.

----
 14
----

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                       JUNE 30, 1997
Mid Capitalization Fund                                              (UNAUDITED)

                                   Security                          Market
   Shares                        Description                         Value
------------    ----------------------------------------------   ---------------
Common Stocks (92.6%):
Banking & Financial Services (7.8%):
       4,200    ContiFinancial Corp.(b).......................   $      153,300
      10,000    Credit Acceptance Corp.(b)....................          128,750
       5,500    Finova Group, Inc.............................          420,750
       9,900    FIRSTPLUS Financial Group(b)..................          336,600
      13,500    Green Tree Financial Corp.....................          480,938
       9,100    Nationwide Financial Services.................          241,719
      14,600    The Money Store Inc...........................          418,838
                                                                 --------------
                                                                      2,180,895
                                                                 --------------
Building Products (1.0%):
      10,400    Royal Plastics Group(b).......................          275,600
                                                                 --------------
Business Services (5.4%):
       5,300    Cintas Corp...................................          364,375
      20,350    Concord EFS, Inc.(b)..........................          526,556
      16,387    Paychex.......................................          622,706
                                                                 --------------
                                                                      1,513,637
                                                                 --------------
Commercial Goods & Services (2.2%):
       4,400    Apollo Group Inc.(b)..........................          155,100
      10,100    SunGard Data Systems Inc.(b)..................          469,650
                                                                 --------------
                                                                        624,750
                                                                 --------------
Computer Software and Peripherals (17.5%):
       7,900    Baan Co. Nv(b)................................          544,113
      10,700    BMC Software, Inc.(b).........................          592,513
       9,600    Cadence Design Systems, Inc.(b)...............          321,600
      10,900    Cambridge Technology Partners Inc.(b).........          348,800
       5,800    CBT Group PLC(b)..............................          366,125
       6,400    Computer Science Corp.(b).....................          461,600
      15,300    Fore Systems Inc.(b)..........................          208,463
      12,375    McAfee Associates, Inc.(b)....................          781,172
       9,600    Parametric Technology Corp.(b)................          408,600
      14,600    Peoplesoft Inc.(b)............................          770,150
       1,600    Veritas Software Corp.(b).....................           80,400
                                                                 --------------
                                                                      4,883,536
                                                                 --------------
Correctional Facilities (1.8%):
      12,600    Corrections Corp. of America(b)...............          500,850
                                                                 --------------
Data Processing & Reproduction (2.0%):
      12,600    Fiserv, Inc.(b)...............................          562,275
                                                                 --------------
Educational Services (0.7%):
       5,500    Sylvan Learning Systems, Inc.(b)..............          187,000
                                                                 --------------
Electrical & Electronic (2.4%):
      10,833    Analog Devices, Inc.(b).......................          287,752
      10,750    Molex Inc.....................................          374,906
                                                                 --------------
                                                                        662,658
                                                                 --------------
Entertainment (3.2%):
      14,150    Carnival Cruise Lines.........................          583,688
       8,000    Hollywood Entertainment Corp.(b)..............          183,000
       4,200    Regal Cinemas, Inc.(b)........................          138,600
                                                                 --------------
                                                                        905,288
                                                                 --------------
Environmental Services (1.3%):
       9,000    United Waste Systems, Inc.(b).................          369,000
                                                                 --------------
Food & Household Products (0.8%):
       5,800    Sunbeam Corp.(b)..............................          218,950
                                                                 --------------
Food Wholesaling (1.6%):
      17,000    Richfood Holdings, Inc........................          442,000
                                                                 --------------
Funeral Services (4.3%):
      26,800    Service Corp. International...................          881,049
       7,750    Stewart Enterprises...........................          325,500
                                                                 --------------
                                                                      1,206,549
                                                                 --------------
Health & Personal Care (0.7%):
       7,900    Alberto-Culver Co.............................          184,169
                                                                 --------------
Health Care Services (5.4%):
      18,550    Health Management Associates Inc.(b)..........          528,675
      39,800    HEALTHSOUTH Corp.(b)..........................          992,512
                                                                 --------------
                                                                      1,521,187
                                                                 --------------
Hotels & Lodging (4.4%):
      15,000    Hospitality Franchise Systems(b)..............          869,999
       9,300    Sun International Hotel(b)....................          343,519
                                                                 --------------
                                                                      1,213,518
                                                                 --------------
Industrial Goods & Equipment (1.4%):
       9,500    MSC Industrial Direct Co., Inc.(b)............          381,188
                                                                 --------------
Insurance (3.7%):
       9,100    HCC Insurance Holdings Inc....................          242,856
      16,200    Sunamerica Inc................................          789,749
                                                                 --------------
                                                                      1,032,605
                                                                 --------------
Manufacturing-Consumer Goods (1.8%):
      12,700    Newell Co.....................................          503,238
                                                                 --------------
Medical Equipment & Supplies (4.5%):
       1,900    Guidant Corp..................................          161,500
      23,000    Omnicare, Inc.................................          721,625
      10,650    Phycor, Inc.(b)...............................          366,759
                                                                 --------------
                                                                      1,249,884
                                                                 --------------
Office Equipment & Services (1.2%):
      11,300    U.S. Office Products Co.(b)...................          345,356
                                                                 --------------
Pharmaceuticals (3.0%):
       6,200    Biogen, Inc.(b)...............................          210,025
       9,200    Dura Pharmaceuticals, Inc.(b).................          366,850
       3,700    Quintiles Transnational Corp.(b)..............          257,613
                                                                 --------------
                                                                        834,488
                                                                 --------------
Radio/TV (2.3%):
       4,100    Clear Channel Communications, Inc.(b).........          252,406
       8,500    Evergreen Media Corp.(b)......................          379,313
                                                                 --------------
                                                                        631,719
                                                                 --------------
Retail Stores (3.7%):
       2,500    CDW Computer Center Inc.(b)...................          132,656
      12,031    Consolidated Stores(b)........................   $      418,086

Continued

--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                       JUNE 30, 1997
Mid Capitalization Fund                                              (UNAUDITED)


                                   Security                          Market
   Shares                        Description                         Value
------------    ----------------------------------------------   ---------------
Common Stocks, continued:
Retail Stores, continued:
       4,500    Dollar General................................   $      168,750
       4,000    Nine West Group, Inc..........................          152,750
       6,700    Saks Holdings Inc.(b).........................          167,500
                                                                 --------------
                                                                      1,039,742
                                                                 --------------
Technology (0.5%):
       2,400    Sanmina Corp.(b)..............................          152,400
                                                                 --------------
Telecommunications (1.4%):
      26,100    CanWest Global Communications Corp............          386,606
                                                                 --------------
Telecommunications-Services And Equipment (4.0%):
       3,500    Cascade Communications(b).....................           96,688
       5,900    Pairgain Technologies Inc.(b).................           91,450
      12,000    Tellabs, Inc.(b)..............................          670,500
      17,500    West TeleServices Corp.(b)....................          258,125
                                                                 --------------
                                                                      1,116,763
                                                                 --------------

Wholesale Distribution - Pharmaceuticals (2.6%):
      12,450    Cardinal Health, Inc..........................          712,763
                                                                 --------------
   Total Common Stocks                                               25,838,614
                                                                 --------------
Investment Companies (7.2%):
   1,134,816    Federated Prime Money Market..................        1,134,815
     864,000    Provident Fund Money Market...................          863,999
                                                                 --------------
   Total Investment Companies                                         1,998,814
                                                                 --------------

   Total Investments (99.8%) (Cost--$24,043,919)(a)              $   27,837,428
                                                                 ==============

------------------
Percentages indicated are based on net assets of $27,899,785.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securitites as follows:

         Unrealized appreciation ........................   $   4,912,881
         Unrealized depreciation ........................      (1,119,372)
                                                            -------------
         Net unrealized appreciation ...................    $   3,793,509
                                                            =============

(b) Represents non-income producing securities.


See notes to financial statements.
----
 16
----

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                       JUNE 30, 1997
Small Capitalization Fund                                            (UNAUDITED)

                                   Security                           Market
   Shares                        Description                           Value
------------    -----------------------------------------------   --------------
Common Stocks (95.9%):
Advertising (1.3%):
      14,387    Ha-Lo Industries Inc.(b).......................   $      339,893
                                                                  --------------
Automotive Parts & Equipment (1.5%):
      25,500    Miller Industries, Inc.(b).....................          408,000
                                                                  --------------
Business Services (8.0%):
      29,275    Concord EFS, Inc.(b)...........................          757,490
       7,900    Intelliquest Information Group, Inc.(b)........          177,750
       8,200    International Telecommunications Data
                   Systems, Inc.(b)............................          200,900
       9,900    Iron Mountain, Inc.(b).........................          297,000
       7,400    Medquist Inc.(b)...............................          224,775
       5,200    NCO Group, Inc.(b).............................          152,750
      15,650    Payment Services, Inc.(b)......................          238,663
       5,700    Staff Leasing, Inc.(b).........................          106,875
                                                                  --------------
                                                                       2,156,203
                                                                  --------------
Computer Services (0.8%):
      14,600    Larscom, Inc.--Class A(b)......................          156,950
         900    Ontrack Data International(b)..................           20,700
       2,700    RWD Technologies(b)............................           46,575
                                                                  --------------
                                                                         224,225
                                                                  --------------
Computer Software and Peripherals (14.3%):
       7,700    Apex PC Solutions, Inc.(b).....................          152,075
      11,600    Aspen Technologies, Inc.(b)....................          436,450
      19,050    Cambridge Technology Partners Inc.(b)..........          609,600
       8,300    Discreet Logic, Inc.(b)........................          136,950
       8,800    INSO Corp.(b)..................................          180,950
      11,500    JDA Software Group, Inc.(b)....................          392,438
       5,600    Nova Corp (Georgia)(b).........................          145,250
       5,500    Scopus Technology, Inc.(b).....................          123,063
      20,800    Systemsoft Corp.(b)............................          223,600
       9,100    Veritas Software Corp.(b)......................          457,275
       7,800    VIASOFT, Inc.(b)...............................          395,850
       9,000    Visio Corp.(b).................................          634,500
                                                                  --------------
                                                                       3,888,001
                                                                  --------------
Consumer Goods & Services (2.2%):
       9,000    First Alliance Corp.(b)........................          263,250
       7,400    Registry Inc.(b)...............................          340,400
                                                                  --------------
                                                                         603,650
                                                                  --------------
Correctional Facilities (1.6%):
      14,900    Wackenhut Corrections Corp.(b).................          433,963
                                                                  --------------
Data Processing & Reproduction (2.5%):
      10,200    Deltek Systems, Inc.(b)........................          173,400
       6,600    F.Y.I. Inc.(b).................................          158,400
      10,700    Pegasystems, Inc.(b)...........................          335,713
                                                                  --------------
                                                                         667,513
                                                                  --------------
Electrical & Electronic (1.6%):
       6,000    ACT Manufacturing, Inc.(b).....................          250,500
       7,200    Advanced Lighting Technologies, Inc.(b)........          181,800
                                                                  --------------
                                                                         432,300
                                                                  --------------
Entertainment (3.2%):
      19,962    Regal Cinemas, Inc.(b).........................          658,745
      13,800    Vistana Inc.(b)................................          213,900
                                                                  --------------
                                                                         872,645
                                                                  --------------
Financial Services (5.5%):
       7,300    Central Financial Acceptance Corp.(b)..........           81,213
      26,650    Credit Acceptance Corp.(b).....................          343,119
      30,714    Imperial Credit Industries, Inc.(b)............          631,557
       8,500    Metris Cos. Inc................................          278,906
       4,800    Sirrom Capital Corp............................          165,600
                                                                  --------------
                                                                       1,500,395
                                                                  --------------
Food Products & Services (0.7%):
       5,800    Fine Host Corp.(b).............................          182,700
                                                                  --------------
Funeral Services (1.0%):
      11,600    Equity Corp. International(b)..................          280,575
                                                                  --------------
Health Care--Services (7.9%):
       8,100    American Oncology Resources, Inc.(b)...........          136,688
       4,300    Envoy Corp.(b).................................          142,975
      12,500    NCS Healthcare, Inc.-Class A(b)................          379,688
      11,800    Occusystems Inc.(b)............................          342,200
      35,800    Orthodontic Centers Of America, Inc.(b)........          651,112
      12,150    Total Renal Care Holdings, Inc.(b).............          488,278
                                                                  --------------
                                                                       2,140,941
                                                                  --------------
Hotels & Resorts (1.5%):
      12,100    Signature Resorts, Inc.(b).....................          418,206
                                                                  --------------
Insurance (1.7%):
      12,400    Amerin Corp.(b)................................          300,700
       7,700    Healthcare Recoveries Inc.(b)..................          149,188
                                                                  --------------
                                                                         449,888
                                                                  --------------
Machinery & Equipment (1.0%):
       9,800    Rental Service Corp.(b)........................          257,250
                                                                  --------------
Medical Equipment & Supplies (11.1%):
      10,250    Esc Medical Systems(b).........................          261,375
      14,100    Henry Schein, Inc.(b)..........................          440,625
       9,100    Molecular Devices Corp.(b).....................          159,250
      26,400    Omnicare, Inc..................................          828,299
      15,875    Phycor, Inc.(b)................................          546,695
       5,500    Sabratek Corp.(b)..............................          154,000
      14,150    Serologicals Corp.(b)..........................          325,450
       5,200    Spine-Tech Inc.(b).............................          193,050
      18,100    UroHealth Systems, Inc.(b).....................          108,317
                                                                  --------------
                                                                      3,017,061
                                                                  --------------
Pharmaceuticals (8.5%):
       8,400    American Medserve Corp.(b).....................          109,200
      22,200    Dura Pharmaceuticals, Inc.(b)..................          885,224
      10,175    Jones Medical Industries, Inc..................          483,313
      14,500    Parexel International Corp.(b).................          460,375
       5,400    Quintiles Transnational Corp.(b)...............          375,975
                                                                  --------------
                                                                  $   2,314,087
                                                                  --------------

Continued
                                                                              17

--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                       JUNE 30, 1997
Small Capitalization Fund                                            (UNAUDITED)

                                  Security                              Market
   Shares                        Description                            Value
------------    ----------------------------------------------       -----------
Common Stocks, continued:
Restaurants (1.4%):
      16,850    Landry's Seafood Restaurants(b)...............       $   387,550
                                                                     -----------
Retail Stores (9.2%):
       7,550    CDW Computer Center Inc.(b)...................           400,622
      14,125    Just For Feet, Inc.(b)........................           246,305
      13,275    Petco Animal Supplies, Inc.(b)................           398,250
      12,400    Renter's Choice, Inc.(b)......................           246,450
      11,750    Rexall Sundown Inc.(b)........................           458,250
      12,750    The Men's Warehouse, Inc.(b)..................           401,625
      13,800    West Marine Inc.(b)...........................           355,350
                                                                     -----------
                                                                       2,506,852
                                                                     -----------
Technology (3.4%):
      14,300    Sanmina Corp.(b)..............................           908,049
                                                                     -----------
Telecommunications (2.9%):
      10,300    Harmonic Lightwaves, Inc.(b)..................           176,388
       7,400    Pacific Gateway Exchange, Inc.(b).............           209,050
      12,700    Telco Communications Group, Inc.(b)...........           412,750
                                                                     -----------
                                                                         798,188
                                                                     -----------
Wholesale Distribution (3.1%):
       8,000    Barnett, Inc.(b)..............................           196,000
      19,400    Brightpoint, Inc.(b)..........................           631,713
                                                                     -----------
                                                                         827,713
                                                                     -----------
   Total Common Stocks                                                26,015,848
                                                                     -----------
Investment Companies (4.4%):
     876,933    Federated Prime Money Market..................           876,932
     312,000    Provident Fund Money Market...................           312,000
                                                                     -----------
   Total Investment Companies                                          1,188,932
                                                                     -----------
   Total Investments (100.3%) (Cost--$20,823,646)(a)                 $27,204,780
                                                                     ===========

------------------
Percentages indicated are based on net assets of $27,133,644.
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securitites as follows:

         Unrealized appreciation .....................  $ 7,381,370
         Unrealized depreciation .....................   (1,000,236)
                                                        -----------
         Net unrealized appreciation .................  $ 6,381,134
                                                        ===========

(b)  Represents non-income producing securities.


See notes to financial statements.

----
 18
----

Schedule of Portfolio Investments
--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                       JUNE 30, 1997
International Discovery Fund                                         (UNAUDITED)


                                   Security                          Market
   Shares                        Description                         Value
------------    ----------------------------------------------   --------------
Common Stocks (90.7%):
Australia (3.1%):
      25,000    CSL Ltd.......................................   $      152,076
      53,000    Foster's Brewing Group Ltd....................           97,674
      20,000    Leighton Holdings.............................           96,655
      20,291    QBE Insurance Group Ltd.......................          121,607
      16,933    Smith (Howard) Ltd............................          159,834
                                                                 --------------
   Total Australia                                                      627,846
                                                                 --------------
Austria (0.5%):
         550    VA Technologie AG.............................          100,672
                                                                 --------------
Belgium (1.4%):
         600    COLRUYT SA....................................          292,907
                                                                 --------------
Brazil (0.5%):
       6,500    Companhia Cervejaria Brahma...................           99,531
                                                                 --------------
Canada (2.5%):
      12,500    Bombardier, Inc., Class B.....................          283,605
      12,000    CAE Inc.......................................           95,683
       5,000    Canadian Natural Resources Ltd................          129,933
                                                                 --------------
   Total Canada                                                         509,221
                                                                 --------------
Denmark (1.2%):
       4,000    Danisco A/S...................................          244,921
                                                                 --------------
Finland (0.3%):
       1,700    Huhtamaki Group...............................           73,148
                                                                 --------------
France (6.1%):
         520    Altran Technologies SA........................          170,058
       1,100    Clarins.......................................          146,518
       3,000    Hermes International..........................          281,045
       3,500    Sidel SA......................................          271,251
       2,220    Societe BIC SA................................          363,387
                                                                 --------------
   Total France                                                       1,232,259
                                                                 --------------
Germany (7.3%):
       3,000    Adidas AG.....................................          335,718
       1,200    Fresenius AG..................................          272,706
         725    Mannesmann AG.................................          324,111
       4,700    Merck KGaA....................................          204,989
       3,200    Schering AG...................................          343,041
                                                                 --------------
   Total Germany                                                      1,480,565
                                                                 --------------
Hong Kong (2.1%):
      11,000    Henderson Land Development Co. Ltd............           97,615
     100,700    Hong Kong & China Gas Co. Ltd.................          201,471
      10,500    Sun Hung Kai Properties Ltd...................          126,383
                                                                 --------------
   Total Hong Kong                                                      425,469
                                                                 --------------
Indonesia (0.7%):
     142,697    PT Bank International Indonesia...............          123,242
       4,000    PT Hanjaya Mandala Sampoema(b)................           15,258
                                                                 --------------
   Total Indonesia                                                      138,500
                                                                 --------------
Italy (1.3%):
      32,000    Bulgari SPA...................................          180,923
       2,800    Gewiss SPA....................................           48,134
       1,400    Safilo SPA....................................           32,501
                                                                 --------------
   Total Italy                                                          261,558
                                                                 --------------
Japan (24.4%):
       1,000    Autobacs Seven Co. Ltd........................           79,350
      13,000    Canon, Inc....................................          354,452
      16,000    Daiichi Pharmaceuticals Co....................          282,443
      20,000    Denki Kogyo Co. Ltd...........................          155,728
       5,000    Fuji Photo Film Ltd...........................          201,433
       5,000    Hirose Electric...............................          343,441
       2,000    Hoya Corp.....................................           89,137
       2,400    Keyence Corp..................................          356,550
       3,900    Matsumotokiyoshi..............................          165,638
      12,000    Matsushita Electric Works.....................          136,328
      15,000    NEC Corp......................................          209,735
       3,000    Nichii Gakkan Co..............................          167,788
       1,300    Nintendo Co. Ltd..............................          109,062
      10,000    Omron Corp....................................          212,357
      16,000    Ricoh Company Ltd.............................          209,735
       5,000    Rohm Co.......................................          515,600
       9,000    Sankyo Co. Ltd................................          302,805
      18,000    Takasago International........................          108,538
      18,000    Takeda Chemical Industries....................          506,511
       6,000    TDK Corp......................................          440,968
                                                                 --------------
   Total Japan                                                        4,947,599
                                                                 --------------
Malaysia (0.9%):
      26,000    United Engineers (Malaysia) Ltd...............          187,480
                                                                 --------------
Mexico (2.6%):
      42,000    Formento Economico Mexicano SA de CV, Class B.
                                                                        249,745
      24,000    Grupo Carso SA de CV, Series A1...............          166,849
     110,000    Grupo Industrial Maseca SA de CV, Class B.....          120,309
                                                                 --------------
   Total Mexico                                                         536,903
                                                                 --------------
Netherlands (6.2%):
       2,640    Ahrend Groep NV...............................          178,531
      13,000    Elsevier NV...................................          217,626
       4,600    Hagemeyer NV..................................          238,062
       3,100    Oce-Van Der Grinten NV........................          400,608
       1,776    Wolters Kluwer NV.............................          216,638
                                                                 --------------
   Total Netherlands                                                  1,251,465
                                                                 --------------
New Zealand (1.1%):
      35,000    Fernz Corp. Ltd...............................          118,603
      27,837    Fisher & Paykel Industries Ltd................          108,479
                                                                 --------------
   Total New Zealand                                             $      227,082
                                                                 --------------

Continued

--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                       JUNE 30, 1997
International Discovery Fund                                         (UNAUDITED)


                                   Security                          Market
   Shares                        Description                         Value
------------    ----------------------------------------------   --------------
Common Stocks, continued:
Norway (1.4%):
      18,000    Nera ASA......................................   $      105,726
       9,000    Schibsted ASA.................................          178,259
                                                                 --------------
   Total Norway                                                         283,985
                                                                 --------------
Singapore (0.6%):
      50,000    Singapore Technologies Industrial Corp........          128,685
                                                                 --------------
South Africa (0.8%):
      18,000    Dimension Data Holdings Ltd.(b)...............           71,436
       3,000    South African Breweries Ltd...................           92,106
                                                                 --------------
   Total South Africa                                                   163,542
                                                                 --------------
Spain (2.3%):
       3,000    Cortefiel SA..................................          131,162
      19,000    Prosegur, Cia de Seguridad SA, Registered.....          232,542
       1,800    Talbacalera SA................................           96,811
                                                                 --------------
   Total Spain                                                          460,515
                                                                 --------------
Sweden (1.0%):
       7,000    Sandvik AB, Class B...........................          198,710
                                                                 --------------
Switzerland (3.7%):
         200    Nestle SA.....................................          264,225
         140    Novartis AG...................................          224,138
          30    Roche Holdings AG.............................          271,736
                                                                 --------------
   Total Switzerland                                                    760,099
                                                                 --------------
United Kingdom (8.9%):
      28,000    Compass Group Plc.............................          314,087
       8,000    D.F.S. Furniture Co. Plc......................           74,827
      84,000    Halma Plc.....................................          228,575
      14,100    Logica Plc....................................          162,506
      74,000    Polypipe Plc..................................          256,169
      33,000    Powerscreen International Plc.................          359,464
      12,000    Siebe Plc.....................................          203,311
      33,000    TT Group Plc..................................          203,211
                                                                 --------------
   Total United Kingdom                                               1,802,150
                                                                 --------------
United States (9.8%):
       9,350    Cia De Telecomunicaciones de Chile SA (ADR)...          308,550
       4,000    Newbridge Networks Corp. (ADR)................          174,000
       3,200    Oy Nokia AB, Class A (ADR)....................          236,000
       9,000    Portugal Telecom SA (ADR).....................          361,125
       3,000    Telecommunicacoes Brasileiras S/A--Telebras
                   (ADR)......................................          455,251
       3,600    Teva Pharmaceutical Industries Ltd. (ADR).....          233,100
       7,000    YPF Sociedad Anonima (ADR)....................          215,250
                                                                 --------------
   Total United States                                                1,983,276
                                                                 --------------
   Total Common Stocks                                               18,418,088
                                                                 --------------
Demand Deposit Account (3.5%):
  (3.5%):
     710,621    Parkstone Bank of California..................          710,622
                                                                 --------------
   Total Demand Deposit Account                                         710,622
                                                                 --------------
Preferred Stock (1.8%):
  (1.8%):
       1,800    DEM SAP AG....................................          371,356
                                                                 --------------
   Total Preferred Stock                                                371,356
                                                                 --------------
Investment Companies (3.6%):
     178,395    Highmark Diversified Obligations Fund.........          178,395
     300,000    Highmark US Government Obligations Fund.......          300,000
     250,000    Highmark US Treasury Obligations Fund.........          250,000
                                                                 --------------
   Total Investment Companies                                           728,395
                                                                 --------------
   Total Investments (99.6%) (Cost--$15,232,056)(a)               $  20,228,461
                                                                 ==============

At June 30, 1997, International Discovery Fund's investment concentration, by industry, was as follows:

        Basic Industries                                         4.3%
        Conglomerates                                            5.0%
        Consumer Goods & Services                               18.9%
        Electrical & Electronics                                11.7%
        Energy                                                   2.7%
        Engineering                                              5.8%
        Financial & Business Services                           10.9%
        Health Care                                             13.9%
        Retailing                                                2.5%
        Telecommunications                                      10.0%
        Other                                                   14.3%
                                                          -----------
        Total                                                    100%
                                                          ===========

------------------
Percentages indicated are based on net assets of $20,302,053.
Continued

--------------------------------------------------------------------------------
THE PARKSTONE ADVANTAGE FUND                                       JUNE 30, 1997
International Discovery Fund                                         (UNAUDITED)


(a) Represents cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation .......................   $  5,171,294
         Unrealized depreciation .......................       (174,889)
                                                           -------------
         Net unrealized appreciation ...................   $  4,996,405
                                                           =============

(b)  Represents non-income producing securities.

ADR (American Depository Receipt)


At June 30, 1997, the Fund's open forward currency contracts were as follows:

                                                                                                              Unrealized
                                 Delivery      Contract       Contract       Contract         Market         Appreciation/
Currency                           Date         Price          Amount          Value          Value         (Depreciation)
--------                           ----         -----          ------          -----          -----         --------------
Long Contracts:
     Singapore Dollar .......  07/02/97      $       1.43  $     65,239    $     45,765   $     45,625    $            (140)

Short Contracts:
     Hong Kong Dollar .......  07/03/97              7.75     (953,365)       (122,983)      (123,058)                  (75)
     Japanese Yen ...........  07/01/97            114.70      (21,250)           (186)          (186)                     -
                                                                           -------------------------------------------------
                                                                           $   (77,404)   $   (77,619)    $            (215)
                                                                           =================================================

See notes to financial statements.

                                                                            ----
                                                                             21
                                                                            ----

================================================================================


Notes to Financial Statements
--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1997
                                                                     (Unaudited)

1. ORGANIZATION:

 The Parkstone Advantage Fund (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company.

 The Company is authorized to issue an unlimited number of shares which are shares of beneficial interest without par value. The Company presently offers series of shares of the Prime Obligations Fund, Bond Fund, Mid Capitalization Fund (formerly known as the Equity Fund), Small Capitalization Fund and International Discovery Fund (collectively, "the Funds" and individually, a "Fund"). Sales of shares of the Fund may only be made to separate accounts of various life insurance companies ("Participating Insurance Companies"). As of June 30, 1997, the only Participating Insurance Company is Security Benefit Life Insurance Company. First of America Investment Corp. ("FIC"), a wholly-owned subsidiary of First of America Bank, serves as investment adviser to the Company.

 On April 30, 1997, the Board resolved that the name of the Trust's Equity Fund portfolio be, and thereby was, changed to the Mid Capitalization Fund.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  SECURITIES VALUATION:

  Investments of the Prime Obligations Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Prime Obligations Fund may not
  (a) purchase any investment with a remaining maturity greater than thirteen months unless such instrument is subject to a demand feature, or (b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

  Investments in common and preferred stocks, corporate bonds, commercial paper and foreign government bonds and U.S. Government securities of the Bond Fund, Mid Capitalization Fund, Small Capitalization Fund and International Discovery Fund (collectively, "the variable net asset value funds"), are valued at their market values determined on the basis of the mean between the latest available bid and asked prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Amortization of premium or discount is recognized on the sale or maturity of the security for the Bond Fund. Investments in foreign securities in the International Discovery Fund are valued based on quotations from the primary market in which they are traded. Investments in investment companies are valued at their net asset values as reported by such investment companies. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

Continued

================================================================================

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1997
                                                                     (Unaudited)

  SECURITIES TRANSACTIONS AND RELATED INCOME:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

  FOREIGN CURRENCY TRANSLATION:

  The market value of investment securities, other assets and liabilities of the International Discovery Fund denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of each transaction.

  Reported net realized foreign exchange gains or losses arise from sales and maturities of portfolio securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amounts of assets and liabilities recorded and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in currency exchanges rates.

  REPURCHASE AGREEMENTS:

  The Funds may acquire repurchase agreements from member banks of the Federal Deposit Insurance Corporation with capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) and from registered broker/dealers which FIC deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase the underlying securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying collateral. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

  DIVIDENDS TO SHAREHOLDERS:

  For the Prime Obligations Fund, dividends of net investment income are declared daily and paid monthly and distributable net realized capital gains are declared and distributed at least annually.

  Dividends from net investment income and distributable realized capital gains are declared and paid at least annually for the variable net asset value funds. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to the recharacterization of foreign currency gains and losses.

Continued

================================================================================

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1997
                                                                     (Unaudited)


  FEDERAL INCOME TAXES:

  It is the policy of each of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

  OTHER:

  Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses for the Company are prorated to the Funds on the basis of relative net assets.

3. INVESTMENT RISKS:

 The International Discovery Fund's investment in foreign securities may involve risks not present in domestic investments. Since foreign securities are denominated in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these currencies to the U.S. dollar can significantly affect the value of the investment and operations of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

4. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the six month period ended June 30, 1997, are as follows:

                                                          PURCHASES    SALES
                                                          ---------- ----------
  Bond Fund.............................................. $9,531,375 $8,276,020
  Equity Fund............................................  7,046,742  4,282,558
  Small Capitalization Fund..............................  8,273,686  4,839,490
  International Discovery Fund...........................  4,011,881  2,396,124

5. CAPITAL SHARE TRANSACTIONS

                                         PRIME
                                    OBLIGATIONS FUND          BOND FUND
                                 -----------------------  -------------------
                                   AMOUNT       SHARES      AMOUNT    SHARES
                                 -----------  ----------  ----------  -------
  Semi annual period ended June
   30, 1997:
    Shares sold................  $ 1,369,281   1,369,281  $1,234,903  119,124
    Dividends reinvested.......       65,309      65,309         --       --
    Shares redeemed............   (1,605,160) (1,605,160)   (701,774) (67,725)
                                 -----------  ----------  ----------  -------
    Net increase (decrease)....  $  (170,570)   (170,570) $  533,129   51,399
                                 ===========  ==========  ==========  =======
  Year ended December 31, 1996:
    Shares sold................  $ 5,468,338   5,468,338  $3,655,094  356,077
    Dividends reinvested.......      189,429     189,429     284,420   28,528
    Shares redeemed............   (5,023,478) (5,023,478)   (870,038) (84,465)
                                 -----------  ----------  ----------  -------
    Net increase (decrease)....  $   634,289     634,289  $3,069,476  300,140
                                 ===========  ==========  ==========  =======

Continued

================================================================================

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1997
                                                                     (Unaudited)

                                                                             INTERNATIONAL
                            MID CAPITALIZATION    SMALL CAPITALIZATION        DISCOVERY
                                   FUND                   FUND                   FUND
                           ---------------------  ---------------------  ---------------------
                             AMOUNT      SHARES     AMOUNT      SHARES     AMOUNT      SHARES
                           -----------  --------  -----------  --------  -----------  --------
  Semi annual period ended
   June 30, 1997:
    Shares sold........... $ 4,738,211   333,118  $ 4,842,403   310,376  $ 2,904,249   234,083
    Dividends reinvested..         --        --           --        --           --        --
    Shares redeemed.......  (1,745,740) (124,015)  (1,589,243) (102,337)  (1,558,372) (126,504)
                           -----------  --------  -----------  --------  -----------  --------
    Net increase (de-
     crease).............. $ 2,992,471   209,103  $ 3,253,160   208,039  $ 1,345,877   107,579
                           ===========  ========  ===========  ========  ===========  ========
  Year ended December 31, 1996:
    Shares sold........... $ 8,192,553   579,034  $ 8,508,014   452,500  $ 4,585,372   398,934
    Dividends reinvested..         --        --     2,544,355   140,962       52,625     4,568
    Shares redeemed ......  (1,921,241) (136,089)  (1,736,482)  (92,463)  (1,230,083) (107,563)
                           -----------  --------  -----------  --------  -----------  --------
    Net increase (de-
     crease).............. $ 6,271,312   442,945  $ 9,315,887   500,999  $ 3,407,914   295,939
                           ===========  ========  ===========  ========  ===========  ========

6. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Funds by FIC. Gulfstream Global Investors, Ltd. ("Gulfstream") serves as the sub-adviser for the International Discovery Fund. Under the terms of the investment advisory agreement, FIC is entitled to receive fees based on a percentage of the average daily net assets of the Funds. Under the terms of the sub-investment advisory agreement, Gulfstream is entitled to receive fees from FIC based on a percentage of the average daily net assets of the International Discovery Fund.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") is an Ohio limited partnership. BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), and BISYS are subsidiaries of The BISYS Group, Inc.

 BISYS, with whom certain officers of the Company are affiliated, serves the Company as Administrator. Such officers are paid no fees directly by the Company for serving as officers of the Company. Under the terms of the Management and Administration Agreement between BISYS and the Company, BISYS's fees are computed daily as a percentage of the average net assets of each of the Funds. BISYS also serves as Distributor, Mutual Fund Accountant and Transfer Agent.

                               PRIME                 MID           SMALL      INTERNATIONAL
                            OBLIGATIONS  BOND   CAPITALIZATION CAPITALIZATION   DISCOVERY
                               FUND      FUND        FUND           FUND          FUND
                            ----------- ------- -------------- -------------- -------------
  INVESTMENT ADVISORY
  FEES:
  Annual fee (percentage
   of Average net assets).     0.40%     0.74%       1.00%          1.00%       Varies(a)
  ADMINISTRATION FEES:
  Annual fee (percentage
   of Average net assets).     0.20%     0.20%       0.20%          0.20%         0.20%
  ANNUAL ACCOUNTING &
  TRANSFER AGENT FEE(B)...    $11,122   $11,889    $11,889        $11,889         $12,649

 -------
 (a) For International Discovery Fund, FIC receives 1.25% of the first $50 million of the International Discovery Fund's average daily net assets, 1.20% of the average daily net assets between $50 million and $100 million, 1.15% of average daily net assets between $100 and $400; and 1.05% of all average daily net assets above $400 million.

Continued

================================================================================

--------------------------------------------------------------------------------
The Parkstone Advantage Fund                                       June 30, 1997
                                                                     (Unaudited)


 (b) Transfer Agent receives an annual fee for its transfer agency services equal to $15,000 per Fund. Fund Accounting receives an annual fee for its fund accounting services equal to $10,000 per Fund. The Prime Obligations Fund pays an additional annual fee of 0.016% of its average daily net assets. Each of the Small Capitalization Fund, Mid Capitalization Fund and Bond Fund pays an additional annual fee of 0.022% of its average daily net assets and the International Discovery Fund pays an additional annual fee of 0.035% of its average daily net assets.

 Fees may be voluntarily reduced or reimbursed to assist the Funds in maintaining competitive expense ratios.

================================================================================


Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                              PRIME OBLIGATIONS FUND
                         -------------------------------------------------------------------
FOR A SHARE OUTSTANDING   SIX MONTH                                             SEPTEMBER 23
 THROUGHOUT              PERIOD ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED    1993 TO
 THE PERIOD                JUNE 30,      DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                             1997            1996         1995         1994       1993 (A)
                         ------------    ------------ ------------ ------------ ------------
                         (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $     1.00      $     1.00   $     1.00   $     1.00   $     1.00
                          ----------      ----------   ----------   ----------   ----------
INVESTMENT ACTIVITIES
 Net investment income..       0.017           0.044        0.041        0.023        0.009
                          ----------      ----------   ----------   ----------   ----------
  Total from Investment
Activities..............       0.017           0.044        0.041        0.023        0.009
                          ----------      ----------   ----------   ----------   ----------
DISTRIBUTIONS
 From net investment
income..................      (0.017)         (0.044)      (0.041)      (0.023)      (0.009)
                          ----------      ----------   ----------   ----------   ----------
  Total Distributions...      (0.017)         (0.044)      (0.041)      (0.023)      (0.009)
                          ----------      ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF
PERIOD..................  $    1.000      $    1.000   $    1.000   $    1.000   $    1.000
                          ==========      ==========   ==========   ==========   ==========
Total Return............       1.75% (b)       4.46%        4.19%        2.29%        0.88% (b)
RATIOS / SUPPLEMENTARY
DATA:
Net Assets at end of
period..................  $3,408,665      $3,579,203   $2,944,914   $2,231,991   $2,028,251
Ratio of expenses to
average net assets......       1.97% (c)       1.01%        1.64%        1.90%        1.79% (c)
Ratio of net investment
income to average net
assets..................       3.51% (c)       4.34%        4.15%        2.29%        1.53% (c)

-------
(a) Period from commencement of operations.
(b) Not Annualized
(c) Annualized


See notes to financial statements.

================================================================================


Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                                      BOND FUND
                          ----------------------------------------------------------------------
FOR A SHARE OUTSTANDING    SIX MONTH                                               SEPTEMBER 23,
 THROUGHOUT               PERIOD ENDED      YEAR ENDED   YEAR ENDED   YEAR ENDED      1993 TO
 THE PERIOD                 JUNE 30,       DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                              1997             1996         1995         1994        1993 (A)
                          ------------     ------------ ------------ ------------  -------------
                          (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD....  $     10.33       $    10.50   $     9.35   $     9.96    $    10.00
                          -----------       ----------   ----------   ----------    ----------
Investment Activities
 Net investment income
 (loss).................         0.24             0.36         0.40         0.42          0.10
 Net realized and
  unrealized gains
  (losses) from
  investments...........          --             (0.18)        1.17        (0.96)        (0.14)
                          -----------       ----------   ----------   ----------    ----------
 Total from Investment
 Activities.............         0.24             0.18         1.57        (0.54)        (0.04)
                          -----------       ----------   ----------   ----------    ----------
Distributions
 From net investment
 income.................          --             (0.35)       (0.42)       (0.07)          --
                          -----------       ----------   ----------   ----------    ----------
 Total Distributions....          --             (0.35)       (0.42)       (0.07)          --
                          -----------       ----------   ----------   ----------    ----------
NET ASSET VALUE, END OF
PERIOD..................  $     10.57       $    10.33   $    10.50   $     9.35    $     9.96
                          ===========       ==========   ==========   ==========    ==========
Total Return............         2.32%(b)         1.83%       16.98%       (5.38%)       (0.40%)(b)
RATIOS/SUPPLEMENTARY
DATA:
Net Assets at end of
period..................  $10,520,304       $9,754,430   $6,758,241   $4,651,157    $3,216,233
Ratio of expenses to
average net assets......         1.36%(c)         1.29%        1.57%        1.80%         2.03%(c)
Ratio of net investment
income to average net
assets..................         5.30%(c)         5.32%        5.31%        5.27%         5.23%(c)
Portfolio Turnover......           86%             492%         178%         159%          101%

-------
(a) Period from commencement of operations.
(b) Not Annualized
(c) Annualized


See notes to financial statements.

================================================================================


Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund

                                                MID CAPITALIZATION FUND
                           ---------------------------------------------------------------------------
FOR A SHARE OUTSTANDING     SIX MONTH                                                    SEPTEMBER 23,
 THROUGHOUT                PERIOD ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED      1993 TO
 THE PERIOD                  JUNE 30,        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                               1997              1996           1995           1994        1993 (A)
                           ------------      ------------   ------------   ------------  -------------
                           (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD.....  $     14.60       $     12.44    $      9.64     $    10.17    $    10.00
                           -----------       -----------    -----------     ----------    ----------
Investment Activities
 Net investment income
  (loss).................        (0.05)            (0.09)         (0.08)         (0.07)        (0.02)
 Net realized and
  unrealized gains
  (losses) from
  investments............         0.48              2.25           2.88          (0.46)         0.19
                           -----------       -----------    -----------     ----------    ----------
 Total from Investment
 Activities..............         0.43              2.16           2.80          (0.53)         0.17
                           -----------       -----------    -----------     ----------    ----------
Distributions
 From net investment
 income..................          --                --             --             --            --
                           -----------       -----------    -----------     ----------    ----------
 Total Distributions.....          --                --             --             --            --
                           -----------       -----------    -----------     ----------    ----------
NET ASSET VALUE, END OF
PERIOD...................  $     15.03       $     14.60    $     12.44     $     9.64    $    10.17
                           ===========       ===========    ===========     ==========    ==========
Total Return.............         2.95%(b)         17.36%         29.05%         (5.21%)        1.70%(b)
RATIOS/SUPPLEMENTARY
DATA:
Net Assets at end of
period...................  $27,899,785       $24,040,588    $14,977,130     $9,095,015    $3,893,346
Ratio of expenses to
average net assets.......         1.51%(c)          1.42%          1.62%          1.86%         2.11%(c)
Ratio of net investment
income to average net
assets...................        (0.71%)(c)        (0.73%)        (0.84%)        (0.92%)       (1.09%)(c)
Portfolio Turnover.......           19%              127%            44%            51%           45%
Average commission rate
paid(d)..................  $    0.0800

-------
(a) Period from commencement of operations.
(b) Not Annualized
(c) Annualized
(d) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.


See notes to financial statements.

================================================================================


Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund


                                             SMALL CAPITALIZATION FUND
                         ---------------------------------------------------------------------------
FOR A SHARE OUTSTANDING   SIX MONTH                                                    SEPTEMBER 23,
THROUGHOUT  THE PERIOD   PERIOD ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED      1993 TO
                           JUNE 30,        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                             1997              1996           1995           1994        1993 (A)
                         ------------      ------------   ------------   ------------  -------------
                         (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF PERIOD...  $     18.20       $     15.71    $     11.58     $    11.00    $    10.00
                         -----------       -----------    -----------     ----------    ----------
Investment Activities
 Net investment income
 (loss)................        (0.09)            (0.15)         (0.15)         (0.13)        (0.03)
 Net realized and
  unrealized gains
  (losses) from
  investments..........        (0.65)             4.79           4.28           0.71          1.03
                         -----------       -----------    -----------     ----------    ----------
 Total from Investment
  Activities...........        (0.74)             4.64           4.13           0.58          1.00
                         -----------       -----------    -----------     ----------    ----------
Distributions
 In excess of net
  investment income....          --                --             --             --            --
 From of net realized
  gains................          --              (2.15)           --             --            --
                         -----------       -----------    -----------     ----------    ----------
 Total Distributions...          --              (2.15)           --             --            --
                         -----------       -----------    -----------     ----------    ----------
NET ASSET VALUE, END OF
PERIOD.................  $     17.46       $     18.20    $     15.71     $    11.58    $    11.00
                         ===========       ===========    ===========     ==========    ==========
Total Return...........        (4.07%)(b)        29.66%         35.66%          5.27%        10.00%(b)
RATIOS/SUPPLEMENTARY
DATA:
Net Assets at end of
period.................  $27,133,644       $24,495,224    $13,272,561     $7,476,444    $3,064,765
Ratio of expenses to
 average net assets....         1.54%(c)          1.40%          1.64%          1.98%         1.87%(c)
Ratio of net investment
 income (loss) to
 average net assets....        (1.18%)(c)        (1.06%)        (1.29%)        (1.66%)       (1.40%)(c)
Ratio of expenses to
 average net assets*...                                                                       2.23%(c)
Ratio of net investment
 income to average net
 assets*...............                                                                      (1.76%)(c)
Portfolio Turnover.....           22%               60%            64%            39%           23%
Average commission rate
 paid(d)...............  $    0.0800

-------
 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not Annualized
(c) Annualized
(d) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.


See notes to financial statements.

================================================================================


Financial Highlights
--------------------------------------------------------------------------------
The Parkstone Advantage Fund


                                        INTERNATIONAL DISCOVERY FUND
                      --------------------------------------------------------------------------
FOR A SHARE            SIX MONTH                                                    FEBRUARY 1,
OUTSTANDING           PERIOD ENDED       YEAR ENDED     YEAR ENDED     YEAR ENDED     1993 TO
THROUGHOUT  THE         JUNE 30,        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
PERIOD                    1997              1996           1995           1994        1993 (A)
                      ------------      ------------   ------------   ------------  ------------
                      (UNAUDITED)
NET ASSET VALUE,
 BEGINNING OF
 PERIOD.............  $     12.18       $     10.59    $      9.65     $    10.35    $    10.00
                      -----------       -----------    -----------     ----------    ----------
Investment
Activities
 Net investment
 income (loss)......        (0.01)            (0.04)         (0.03)         (0.07)        (0.03)
 Net realized and
  unrealized gains
  (losses) from
  investments.......         1.34              1.67           0.97          (0.63)         0.38
                      -----------       -----------    -----------     ----------    ----------
 Total from
  Investment
  Activities........         1.33              1.63           0.94          (0.70)         0.35
                      -----------       -----------    -----------     ----------    ----------
Distributions
 In excess of net
  investment income.          --              (0.04)           --             --            --
 From of net
  realized gains....          --                --             --             --            --
                      -----------       -----------    -----------     ----------    ----------
 Total
 Distributions......          --              (0.04)           --             --            --
                      -----------       -----------    -----------     ----------    ----------
NET ASSET VALUE, END
OF PERIOD...........  $     13.51       $     12.18    $     10.59     $     9.65    $    10.35
                      ===========       ===========    ===========     ==========    ==========
Total Return........        10.92%(b)         15.41%          9.74%         (6.76%)        3.50%(b)
RATIOS/SUPPLEMENTARY
DATA:
Net Assets at end of
period..............  $20,302,053       $17,000,747    $11,645,200     $9,537,019    $6,334,523
Ratio of expenses to
 average net assets.         1.92%(c)          2.00%          2.38%          2.34%         2.51%(c)
Ratio of net
 investment income
 (loss) to average
 net assets.........        (0.18%)(c)        (0.35%)        (0.39%)        (1.13%)       (1.38%)(c)
Portfolio Turnover..           15%               65%            86%            87%           13%
Average commission
 rate paid(d).......  $    0.0296

-------
(a) Period from commencement of operations.
(b) Not Annualized
(c) Annualized
(d) Represents the total dollar amount of commissions paid on portfolio security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

See notes to financial statements

The Parkstone Advantage Fund

        . Mid Capitalization Fund

        . Small Capitalization Fund

        . International Discovery Fund

        . Bond Fund

        . Prime Obligations Fund




Not FDIC Insured


This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.




                                                 -------------------------------
                                                 --------------    Bulk Rate
                                                 --------------   U.S. Postage
                                                 --------------       PAID
                                                 --------------  Columbus, Ohio
                                                 -------------- Permit No. 2443
                                                 -------------------------------




8/97